UNITED STATES SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934
Date of report (Date of earliest event reported)
March 2, 2009
PINNACLE AIRLINES CORP.
(Exact Name of Registrant as Specified in Charter)

(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I. R. S. Employer Identification No.)
Delaware	001-31898	03-0376558
(Address of principal executive offices)	(Zip Code)
1689 Nonconnah Blvd, Suite 111 Memphis, TN	38132
Registrant’s telephone number, including area code
(901)-348-4100
(Former name or former address, if changed since last report.)

 Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement

On March 2, 2009, Pinnacle Airlines Corp. (the “Company”) entered into Amendment No. 1 (the “Amendment”) to the Amended and Restated Loan Agreement between the Company and Citigroup Global Markets, Inc. (“Smith Barney”), dated November 5, 2008 (the “Term Loan”).  The purposes of the Amendment were to: (i) extend the maturity date of the Term Loan to January 31, 2010; (ii) clarify that notice shall be provided by Smith Barney to the Company if there is a decline in the market value of the collateral; (iii) change the definition of “market value;” and (iv) include a default provision related to the Company’s major capacity purchase agreements.  A copy of the Amendment is attached as Exhibit 10.72 to this Current Report on Form 8-K.

Item 9.01 Financial Statements, Pro Forma Financial Information and Exhibits.

(c) Exhibits:

Exhibit Number	Description

10.72	Amendment No. 1, dated as of March 2, 2009, to the Amended and Restated Loan Agreement between Pinnacle Airlines Corp. and Citigroup Global Markets, Inc., dated as of November 5, 2008

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

PINNACLE AIRLINES CORP.
(Registrant)

By: /s/ Brian T. Hunt
Brian T. Hunt
Vice President and General Counsel
March 5, 2009

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